JOINDER AND CONFIRMATION OF SECURITY AGREEMENT

THIS JOINDER AND CONFIRMATION OF SECURITY AGREEMENT (this “Joinder”) is executed as of February 13, 2006 by Iview Holding Corp., a Delaware corporation (“Iview Holding”) (the “Joining Party”) and Creative Vistas, Inc., an Arizona corporation (the “Parent”), Creative Vistas Acquisition Corp. (formerly A.C. Technical Acquisition Corp.), an Ontario corporation (“Creative Vistas Acquisition”), A. C. Technical Systems Ltd., an Ontario corporation (“A.C. Ltd.”), Cancable Holding Corp., a Delaware corporation (“Cancable Holding”), Iview Digital Video Solutions Inc., a federal Canadian corporation (“Iview”), Cancable Inc., an Ontario corporation (“Cancable Canada”), and Cancable, Inc., a Nevada corporation (“Cancable U.S.” and together with Parent, Creative Vistas Acquisition, A.C. Ltd., Cancable Holding, Iview, Cancable Canada and Cancable U.S., the “Original Credit Parties”) and delivered to Laurus Master Fund, Ltd., a Cayman Islands company (the “Purchaser”). Except as otherwise defined herein, terms used herein and defined in the 2005 Securities Purchase Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, the Parent and the Purchaser have entered into a Securities Purchase Agreement dated September 30, 2004 (as amended, modified or supplemented from time to time, the “2004 Securities Purchase Agreement”) providing for the execution of the Related Agreements (as defined in the 2004 Securities Purchase Agreement);

WHEREAS, Cancable Canada, Cancable Holding and the Purchaser have entered into a Securities Purchase Agreement dated December 31, 2005 (as amended, modified or supplemented from time to time, the “2005 Securities Purchase Agreement”) providing for the execution of the Related Agreements (as defined in the 2005 Securities Purchase Agreement);

WHEREAS, Iview, Parent, Iview Holding and the Purchaser have entered into a Securities Purchase Agreement dated February 13, 2006 (as amended, modified or supplemented from time to time, the “2006 Securities Purchase Agreement”) providing for the execution of the Related Agreements;

WHEREAS, each of Parent, A.C. Ltd., Creative Vistas Acquisition, Cancable Holding, Iview, Cancable Canada, Cancable US, Swanick and the Joining Party have given an amended and restated guarantee dated February 13, 2006 in favour of Purchaser (the “2006 Guarantee” and together with the 2006 Securities Purchase Agreement, the “2006 Documents”);

WHEREAS, the Joining Party is a direct subsidiary of the Parent and desires, or is required pursuant to the provisions of the 2005 Securities Purchase Agreement and the 2006 Securities Purchase Agreement to become:

(a)
an assignor under the master security agreement dated September 30, 2004 between the Parent, A.C. Ltd., A.C. Technical Acquisition Corp. (now Creative Vistas Acquisition), Cancable Holding, Iview, Cancable Canada and Cancable US in favour of Purchaser (the “2004 Master Security Agreement”);

(b)
a pledgor under the share pledge agreement dated September 30, 2004 among the Purchaser, A.C. Ltd., Swanick, A.C. Technical Acquisition Corp. (now Creative Vistas Acquisition), Cancable Holding, Iview, Cancable Canada and Cancable US (the “2004 Share Pledge Agreement”);

(c)	a pledgor under the share pledge agreement dated September 30, 2004 between the Purchaser and the Parent (the “CV Share Pledge Agreement”);

(d)
an assignor under master security agreement dated December 31, 2005 between Parent, A.C. Ltd., Creative Vistas Acquisition, Cancable Holding, Iview, Cancable Canada and Cancable US in favour of Purchaser (the “2005 Master Security Agreement”);

(e)
a pledgor under the share pledge agreement dated December 31, 2005 among the Parent, Creative Vistas Acquisition, Cancable Holding, Iview, Cancable Canada, Cancable US and the Purchaser (the “2005 Share Pledge Agreement”).

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Joining Party and the Original Credit Parties, the receipt and sufficiency of which are hereby acknowledged, the Joining Party and the Original Credit Parties hereby make the following representations and warranties to the Purchaser and hereby covenant and agree with the Purchaser as follows:

NOW, THEREFORE, the Joining Party agrees as follows:

1.
By this Joinder, the Joining Party becomes (i) an assignor for all purposes under the 2004 Master Security Agreement, (ii) a pledgor for all purposes under the 2004 Share Pledge Agreement; (iii) a pledgor for all purposes under the CV Share Pledge Agreement; (iv) an assignor for all purposes under the 2005 Master Security Agreement; and (v) a pledgor for all purposes under the 2005 Share Pledge Agreement.

2.
The Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the 2004 Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the 2004 Master Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers and sets over and delivers to the Purchaser and grants to the Purchaser a security interest in the Collateral (as defined in the 2004 Master Security Agreement) if any, now owned or, to the extent provided in the 2004 Master Security Agreement, hereafter acquired by it.

3.
The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in the 2004 Share Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the 2004 Share Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the 2004 Share Pledge Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the 2004 Share Pledge Agreement), if any, now owned or, to the extent provided in the 2004 Share Pledge Agreement, hereafter acquired by it.

4.
The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in the CV Share Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the CV Share Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Indebtedness (as defined in the CV Share Pledge Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the CV Share Pledge Agreement), if any, now owned or, to the extent provided in the CV Share Pledge Agreement, hereafter acquired by it.

5.
The Joining Party agrees that, upon its execution hereof, it will become an Assignor under, and as defined in, the 2005 Master Security Agreement, and will be bound by all terms, conditions and duties applicable to an Assignor under the 2005 Master Security Agreement. Without limitation of the foregoing and in furtherance thereof, as security for the due and punctual payment of the Obligations (as defined in the 2005 Master Security Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers and sets over and delivers to the Purchaser and grants to the Purchaser a security interest in the Collateral (as defined in the 2005 Master Security Agreement) if any, now owned or, to the extent provided in the 2005 Master Security Agreement, hereafter acquired by it.

6.
The Joining Party agrees that, upon its execution hereof, it will become a Pledgor under, and as defined in the 2005 Share Pledge Agreement, and will be bound by all terms, conditions and duties applicable to a Pledgor under the 2005 Share Pledge Agreement. Without limitation of the foregoing and in furtherance thereof, as Security for the due and punctual payment of the Indebtedness (as defined in the 2005 Share Pledge Agreement), the Joining Party hereby pledges, hypothecates, assigns, transfers, sets over and delivers to the Purchaser and grants to the Purchaser a security interest in all Collateral (as defined in the 2005 Share Pledge Agreement), if any, now owned or, to the extent provided in the 2005 Share Pledge Agreement, hereafter acquired by it.

7.
In connection with the grant by the Joining Party, pursuant to paragraphs 2, 3, 4, 5 and 6 above, of a security interest in all of its right, title and interest in the Collateral (as defined in each of the 2004 Master Security Agreement, the 2004 Share Pledge Agreement, the CV Share Pledge Agreement, the 2005 Master Security Agreement, and the 2005 Share Pledge Agreement) in favor of the Purchaser, the Joining Party (i) agrees to deliver to the Purchaser, together with the delivery of this Joinder, each of the items specified in Section 3 of the 2004 Share Pledge Agreement, Section 3 of the CV Share Pledge Agreement and Section 3 of the 2005 Share Pledge Agreement, (ii) agrees to execute (if necessary) and deliver to the Purchaser such financing statements, in form acceptable to the Purchaser, as the Purchaser may request or as are necessary or desirable in the opinion of the Purchaser to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in each of the 2004 Master Security Agreement, the 2004 Share Pledge Agreement, the CV Share Pledge Agreement, the 2005 Master Security Agreement, and the 2005 Share Pledge Agreement) owned by the Joining Party, (iii) authorizes the Purchaser to file any such financing statements without the signature of the Joining Party where permitted by law (such authorization includes a description of the Collateral as “all assets and all personal property, whether now owned and/or hereafter acquired” of the Joining Party all assets and all personal property, whether now owned and/or hereafter acquired” (or any substantially similar variation thereof)) and (iv) agrees to execute and deliver to the Purchaser assignments of United States and Canada trademarks, patents and copyrights (and the respective applications therefore) to the extent requested by the Purchaser.

8.
Without limiting the foregoing, the Joining Party hereby makes and undertakes, as the case may be, each covenant, representation and warranty made by, and as (i) each Assignor pursuant to the 2004 Master Security Agreement and the 2005 Master Security Agreement, and (ii) each Pledgor pursuant to the 2004 Share Pledge Agreement, the CV Share Pledge Agreement and the 2005 Share Pledge Agreement, in each case as of the date hereof (except to the extent any such representation or warranty relates solely to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date), and agrees to be bound by all covenants, agreements and obligations of an Assignor, and a Pledgor pursuant to (i) the 2004 Master Security Agreement, and the 2005 Master Security Agreement, and (ii) the 2004 Share Pledge Agreement, the CV Share Pledge Agreement and the 2005 Share Pledge Agreement, respectively, and all other Related Agreements to which it is or becomes a party.

9.
Schedule A to the Share Pledge Agreement, Schedule A to the CV Share Pledge Agreement and Schedule A of the 2005 Share Pledge Agreement are hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex I. In addition, Schedule A to the 2004 Master Security Agreement and Schedule A to the 2005 Master Security Agreement is hereby amended by supplementing such Schedule with the information for the Joining Party contained on Schedule A attached hereto as Annex II.

NOW THEREFORE, the Original Credit parties agree as follows:

10.
Each of the 2004 Master Security Agreement, 2004 Share Pledge Agreement, CV Share Pledge Agreement, and the Debenture dated September 30, 2004 granted by A.C. Ltd. in favour of the Purchaser (the “2004 Debenture” and together with the 2004 Master Security Agreement, the 2004 Share Pledge Agreement, the CV Share Pledge Agreement, and the Related Agreements (as defined in the 2004 Securities and Purchase Agreement), the “2004 Documents”) remain in full force and effect and have not been terminated, discharged or released.

11.
Each of the 2005 Master Security Agreement, the 2005 Share Pledge Agreement, the 2005 Securities and Purchase Agreement, the Debenture dated December 31, 2005 granted by Cancable Canada in favour of the Purchaser (the “2005 Debenture”) and the Confirmation of Security and Joinder Agreement dated December 31, 2005 executed by Cancable Holding, Iview, Cancable USA, Cancable Canada, the Parent, Creative Vistas Acquisition, A.C. Ltd., and the Purchaser (the “2005 Confirmation and Joinder” and together with the 2005 Master Security Agreement, the 2005 Share Pledge Agreement, the 2005 Securities Purchase Agreement, the 2005 Debenture, and the Related Agreements (as defined in the 2005 Securities Purchase Agreement), the “2005 Documents”) remain in full force and effect and have not been terminated, discharged or released.

12.
The 2004 Master Security Agreement, the 2004 Share Pledge Agreement and CV Share Pledge Agreement constitute legal, valid and binding obligations of each Original Credit Party party thereto, enforceable against each Original Credit Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforceability of creditors’ rights.

13.
The 2005 Master Security Agreement and 2005 Share Pledge Agreement constitute legal, valid and binding obligations of each Original Credit Party party thereto, enforceable against each Original Credit Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforceability of creditors’ rights.

14.
The 2004 Master Security Agreement, 2004 Share Pledge Agreement, CV Share Pledge Agreement and 2004 Debenture shall continue to constitute valid security for the obligations of each Original Credit Party and the Joining Party to the Purchaser under and pursuant to the 2004 Documents and shall constitute valid security for the obligations of each Original Credit Party and the Joining Party to the Purchaser under and pursuant to the 2005 Documents and the 2006 Documents.

15.
The 2005 Master Security Agreement, 2005 Share Pledge Agreement and the 2005 Debenture shall continue to constitute valid security for the obligations of each Original Credit Party and the Joining Party to the Purchaser under and pursuant to the 2005 Documents and shall constitute valid security for the obligations of each Original Credit Party and the Joining Party pursuant to the 2006 Documents.

16.
This Joinder shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns, provided, however, the Joining Party may not assign any of its rights, obligations or interest hereunder or under the 2005 Securities Purchase Agreement or any Related Agreement (as defined in the 2005 Securities Purchase Agreement) without the prior written consent of the Purchaser or as otherwise permitted by the 2005 Securities Purchase Agreement, or any Related Agreements (as defined in the 2005 Securities Purchase Agreement). THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE PROVINCE OF ONTARIO. This Joinder may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Joinder shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Joinder which shall remain binding on all parties hereto.

17.
From and after the execution and delivery hereof by the parties hereto, this Joinder shall constitute a “Related Agreement” for all purposes of the 2005 Securities Purchase Agreement and the 2006 Securities Purchase Agreement.

18.	The effective date of this Joinder is February 13, 2006.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed as of the date first above written.

CANCABLE HOLDING CORP.
By:	/s/ DOMINIC BURNS
Name: Dominic Burns Title: President

IVIEW DIGITAL VIDEO SOLUTIONS INC.
By:	/s/ SAYAN NAVARATNAM
Name: Sayan Navaratnam Title: President

CANCABLE INC.
By:	/s/ HEUNG HUNG LEE
Name: Heung Hung Lee Title: Secretary

CANCABLE, INC.
By:	/s/ ROSS JEPSON
Name: Ross Jepson Title: President and Secretary

CREATIVE VISTAS, INC.
By:	/s/ DOMINIC BURNS
Name: Dominic Burns Title: President

CREATIVE VISTAS ACQUISITION CORP. (formerly A.C. Technical Acquisition Corp, Inc.)
By:	/s/ SAYAN NAVARATNAM
Name: Sayan Navaratnam Title: President and Secretary

A.C. TECHNICAL SYSTEMS LTD.
By:	/s/ DOMINIC BURNS
Name: Dominic Burns Title: President and Secretary

IVIEW HOLDING CORP.
By:	/s/ DOMINIC BURNS
Name: Dominic Burns Title: President

Accepted and Acknowledged by:

LAURUS MASTER FUND, LTD.
By:	/s/ EUGENE GRIN
Name: Eugene Grin Title: Director

ANNEX I

ANNEX II